Supplement Dated January 4, 2017
To The Statement of Additional Information
Dated April 25, 2016

JNL® Strategic Income Fund LLC

On page 48, in the section entitled "V. Managers and Officers of the JNL Strategic Fund," under "Manager Compensation," please delete the first paragraph in its entirety and replace with the following:

The officers of the JNL Strategic Income Fund and the Manager who is an "interested person" receives no compensation from the JNL Strategic Income Fund.  Effective January 1, 2017, each disinterested Manager is paid by the Funds an annual retainer of $205,000, as well as a fee of $13,500 for each in-person meeting of the Funds' Board attended.  For each telephonic meeting of the Board attended, each disinterested Manager is paid a fee of $5,000. The Chairman of the Funds' Board receives an additional annual retainer of $85,000.  The Chair of the Audit Committee receives an additional annual retainer of $25,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $3,500 for each in-person and telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $20,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $2,500 for each in-person or telephonic Governance Committee meeting attended. The Chair of each Investment Committee receives an additional annual retainer of $15,000 for his or her services in that capacity. If a disinterested Manager participates in an in-person Board meeting by telephone, the disinterested Manager will receive half of the meeting fee.

This Supplement is dated January 4, 2017.